Loncar Cancer Immunotherapy ETF
Schedule of Investments

November 30, 2021 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.9%
	Biotechnology - 88.6% (a)
27,811	2seventy bio, Inc. (b)	$732,542
52,537	Allogene Therapeutics, Inc. (b)	971,409
22,179	ALX Oncology Holdings, Inc. (b)	713,277
54,397	Arcus Biosciences, Inc. (b)	2,382,589
23,001	AstraZeneca plc - ADR	1,261,145
94,116	Atara Biotherapeutics, Inc. (b)	1,683,735
3,826	BeiGene, Ltd. - ADR (b)	1,329,650
42,000	Bicycle Therapeutics plc - ADR (b)	2,257,500
20,085	Bristol-Myers Squibb Company	1,077,159
15,305	Fate Therapeutics, Inc. (b)	841,928
31,021	Genmab AS - ADR (b)	1,194,929
19,534	Gilead Sciences, Inc.	1,346,479
14,489	IGM Biosciences, Inc. (b)	723,291
18,456	I-Mab - ADR (b)	1,115,850
90,772	ImmunityBio, Inc. (b)	707,114
80,798	Instil Bio, Inc. (b)	1,775,940
32,937	Legend Biotech Corporation - ADR (b)	1,696,585
61,799	MacroGenics, Inc. (b)	1,087,662
17,773	Merck & Company, Inc.	1,331,375
75,863	Nektar Therapeutics (b)	854,217
2,544	Regeneron Pharmaceuticals, Inc. (b)	1,619,332
40,901	Replimune Group, Inc. (b)	1,165,269
51,382	Rubius Therapeutics, Inc. (b)	635,081
46,764	Shattuck Labs, Inc. (b)	396,559
36,341	Xencor, Inc. (b)	1,316,271
36,061	Y-mAbs Therapeutics, Inc. (b)	615,922
		30,832,810
	Pharmaceutical - 11.3%
4,380	Argenx SE - ADR (b)	1,222,940
10,939	CRISPR Therapeutics AG (b)	874,026
58,487	Iovance Biotherapeutics, Inc. (b)	1,094,877
36,014	Zymeworks, Inc. (b)	724,241
		3,916,084
	TOTAL COMMON STOCKS (Cost $36,289,345)	34,748,894

	SHORT-TERM INVESTMENTS - 0.2%
56,568	First American Government Obligations Fund, Class X - 0.03%(c)	56,568
	TOTAL SHORT-TERM INVESTMENTS (Cost $56,568)	56,568
	TOTAL INVESTMENTS (Cost $36,345,913) - 100.1%	34,805,462
	Liabilities in Excess of Other Assets - (0.1)%	(24,043)
	NET ASSETS - 100.0%	$34,781,419

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of November 30, 2021.

Summary of Fair Value Disclosure at November 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2021:

Loncar Cancer Immunotherapy ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$34,748,894	$-	$-	$34,748,894
Short-Term Investments	56,568	-	-	56,568
Total Investments in Securities	$34,805,462	$-	$-	$34,805,462
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended November 30, 2021, the Fund did not recognize any transfers to or from Level 3.